SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                          Date of Report: July 25, 2002
                        (Date of earliest event reported)




                        National Global MBS Manager, Inc.
                       National Mortgage Securities, Inc.
               --------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                                                 59-3689298
          Delaware                      333-53160                59-2957725
----------------------------     -----------------------     -------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


8659 Baypine Road, Suite 300
Jacksonville, Florida                                                   32256
---------------------                                                 ---------
(Address of Principal                                                 (Zip Code)
 Executive Offices)



         Registrant's telephone number, including area code:  (904) 807-3400
                                                              --------------


                              7301 Baymeadows Way
                          Jacksonville, Florida 32256
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         The  following  is  filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

(c)      Exhibits.

                  Exhibit No.       Description
                  -----------       -----------

                  19.1 Investor's Quarterly Report for HomeSide Mortgage Securities Trust 2001-1, Mortgage Backed Floating Rate Notes, Series 2001-1, relating to the July 22, 2002 payment date issued pursuant to Section 14.1 and Section
                                    14.7 of the Master Trust Deed among National
                                    Global MBS Manager,  Inc., formerly HomeSide
                                    Global MBS  Manger,  Inc.,  as Global  Trust
                                    Manager  and   Perpetual   Trustee   Company
                                    Limited, as Indenture Trustee, dated as of January 3, 2001.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NATIONAL GLOBAL MBS MANAGER, INC.



                                             By:   /s/
                                             ---------------------------------
Dated:  July 25, 2002                        Name:  Robert J. Jacobs
                                             Title: Vice President and Secretary



                                             NATIONAL MORTGAGE SECURITIES, INC.



                                             By:   /s/
                                             -----------------------------------
Dated:  July 25, 2002                        Name:  Robert J. Jacobs
                                             Title: Vice President and Secretary

                                  EXHIBIT INDEX
                                  -------------





Exhibit No.        Description                                          Page No.
-----------        -----------                                          --------


19.1               Investor's Quarterly Report for HomeSide
                   Mortgage Securities Trust 2001-1, Mortgage
                   Backed Floating Rate Notes, Series 2001-1